SALES AGENCY AGREEMENT
                                  (TRANSLATION)


Party A:       China Jewellery Import & Export Co.

Party B:       Hang Fung Jewellery Co., Ltd.


As the two parties had very successful cooperation in the past years, both parties agreed to jointly develop domestic and international market and to further expand their business cooperation. Through friendly consultation, the following Sales Agency Agreement is worked out:

1.   Agency services

     (1) Party A appoints Party B as its agent for selling (wholesale or retail) its gold, silver and karat-gold jewellery in Hong Kong.

     (2) Party B appoints Party A as its agent for selling (wholesale or retail) its gold, silver and karat-gold Jewllery in China.

     (3) Party B appoints Party A as it agent for selling the gold, silver and karat-gold jewellery it assembles and which are approved to be sold in China.

2.   Responsibilities of Both Parties

     (1)  Party A

          - Handling the import procedures and documentary work for each lot of jewelry to be sold by Party A as the agent for Party B

          - Handling the procedures and documentary work for selling Party B's products in China

          -    Promotion and business coordination

          - For the goods Party B appointed Party A to sell and which are approved to be sold in China, Party A shall be responsible for providing invoices and all other required documents

          -    Providing market information in China to Party B

          Party B shall assist Party A to establish sales network in China and provide labor, management and sales techniques.

     (2)  Party B

          Regarding the sales that Party B act as Party A's agent, Party B shall be responsible for the following:


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          -    Handling  related  customs  procedures  for each lot of jewellery that Party B acts Party A's agent to sell

          -    Promotion and business coordination

          -    Providing market information in Hong Kong to Party A

3.   Undertaking of Party A

     (1)  Party A is a legitimate company incorporated in China.

     (2) Party A is approved to conduct gold and silver jewellery business, and import & export gold and silver jewellery in China. It is also approved to act as an agent for the above-mentioned jewellery import & export business.

     (3)  Party A has the power to enter into this agreement.

4.   Prices of the Products

     The prices of the products will be determined by both parties based on market situation.

5.   Agency fees

     (1) For Party A's products appointed to Party B to sell, Party A shall pay the following agency fees to Party B:

          Silver and karat-gold jewellery             10% of sales revenue
          Fine gold jewellery                         RMB 1.00 per gram

     (2) For Party B's products appointed to Party A to sell, Party B shall pay the following agency fees to Party A:

          Fashion jewellery                           15% of sales revenue
          Silver and karat-gold jewellery             10% of sales revenue
          Fine gold jewellery                         RMB 1.00 per gram

     (3) Both parties shall be responsible for the respective taxes regarding the agency fees.

6.   Tenure of Agency

     (1)  This agreement shall have a tenure of 10 years.

     (2) Should either one party ceased its business or declared bankruptcy, or due to force majeure, this agreement shall be terminated.

8.   Governing Laws

     The interpretation and execution of this agreement shall be governed by the laws of the People's Republic of China.


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9.   Settlement of Disputes

     Any disputes arising between Party A and Party B shall be settled through friendly consultation between the two parties. In case no settlement can be reached through consultation, either party shall have the right to submit the dispute to the China Council For Promotion of International Trade for arbitration. Arbitration shall be carried out in Beijing. The arbitrage award shall be final and binding upon both parties.

10. This Agreement is written in Chinese and have two copies. Both copies shall be equally binding.

11.  This Agreement shall come into force after signing by both parties.


Signed on November 18, 1994


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